EXHIBIT 99.2
Bob Casale Chief Operating Officer New OTC Products Review April 4, 2007

Safe Harbor This presentation contains certain "forward-looking" statements. These statements are based on the current estimates and assumptions of the management of Adams Respiratory Therapeutics, Inc. ("Adams") as of the date of this presentation and are subject to uncertainty and changes in circumstances. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Actual results may vary materially from the expectations contained in this presentation. When used in this presentation, the words "may", "will", "should", "could", "would", "plan", "anticipate", "believe", "estimate", "intend", "project", "potential", "poised" and "expect" and similar expressions are intended to identify such forward-looking statements. Such forward- looking statements are subject to risks, uncertainties, assumptions and other factors that may cause the actual results of Adams to be materially different from those reflected in such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others: the continued success of Adams' existing products and the successful commercialization of new products; Adams' ability to in-license or acquire new products and brands, successfully develop new products and expand into new market segments; Adams' ability to leverage the Mucinex brand name and marketing efforts to increase market share and introduce new products; Adams' ability to achieve projected growth and sales; continued and increased competition; the severity of the cough and cold season; Adams' ability to preserve and successfully defend its patent position; Delsym's competitive position as the only OTC 12-hour liquid cough syrup; Adams' ability to meet consumer needs and demands; and other risk factors set forth under Item 1A. Risk Factors in Adams' Annual Report on Form 10-K for the fiscal year ended June 30, 2006 and under Item 1A. Risk Factors in Adams' Quarterly Report on Form 10-Q for the period ended December 31, 2006. Except to the extent required by applicable securities laws, Adams is not under any obligation to (and expressly disclaims any such obligation to) update its forward-looking statements, whether as a result of new information, future events, or otherwise. All statements contained in this presentation are made only as of the date of this presentation. A, Adams, A Adams Respiratory Therapeutics, Adams Respiratory Therapeutics, Delsym, Mucinex Full Force, Humibid, Junior Mucus, Mucinex Moisture Smart, Mini-Melts, Mucinex, Mucinex IN...Mucus OUT, Mr. Mucus, Mrs. Mucus, Nothing Lasts Longer, Opening New Pathways for Respiratory Relief, Turn Off the Cough, and the Junior Mucus, Mr. Mucus and Mrs. Mucus characters are Adams' trademarks and have been registered in the U.S. Patent and Trademark Office or are the subject of pending U.S. trademark applications. The marks may also be the subject of foreign trademark registrations and/or trademark applications. Each of the other trademarks, trade names or service marks appearing in this presentation belongs to its respective holder.

Total CCAS Category Dollar Sales Trend ($ MM) 2002-2006 4 Year CAGR 4 Year CAGR Category +8.4% Cough Syrup/Sore Throat +1.5% CAS Liquids/ Powders +0.2% CAS Tablets/ Packets +13% Source: Information Resources, Inc. (IRI), U.S. Food/Drug/Mass (FDMx) , 2002-2006. 2,159 2,715 2,602 2,972 2,986 Category growth in 2003 driven by Claritin(r) and in 2005 by Mucinex.

$223 $10 $72 $305 All other Brands Delsym Mucinex Total CCAS Growth Brands Of the $305MM in CCAS growth brands this past year, Adams contributed $82MM- more than a quarter of the total. Source: IRI, U.S. FDMx, 52 weeks ended 2/25/07. Dollar Sales Chg VYA ($MM) Total CCAS Category Growth Brands - Dollar Sales Change VYA

CCAS Category

Major Brands Performance


$ Sales (MM)
(1) Tylenol® 106.4
(2) Mucinex 98.2
(3) Nyquil® 65.5
(4) Robitussin® 64.7
(5) Claritin® 59.0
(6) Sudafed® 48.4
(7) Airborne® 45.7
(8) Benadryl® 37.9
(9) Theraflu® 35.3
(10) Alka Seltzer Plus® 27.6
(14) Delsym 22.0

$ % Chg VYA	$ Share	Chg Vs. VYA
+62.1	11.0	+3.5
+50.8	10.2	+2.7
+1.1	6.8	-0.6
+0.2	6.7	-0.7
+12.0	6.1	0.1
-4.7	5.0	-0.8
+20.2	4.7	+0.3
-5.9	3.9	-0.2
+23.8	3.7	+0.4
+10.6	2.9	+0.0
61.8	2.3	+0.7



Source: IRI, U.S. FDMx, 12 weeks ended 2/25/07.

ADAMS RESPIRATORY THERAPEUTICS™

5

CCAS Brands Top 10 Productivity Rank - $ Sales per SKU Top 10 Productivity Rank - $ Sales per SKU Top 10 Productivity Rank - $ Sales per SKU Avg # SKU's carried Dollar Sales Rank 9 2 5 7 3 14 4 12 14 3 15 5 15 6 33 1 11 9 21 4 Source: IRI, U.S. FDMx, 12 weeks ended 2/25/07 Note: Avg # SKU's is for the 12 weeks ended 12/31/06. $ Sales per SKU (MM) (r) (r) (r) (r) (r) (r) (r) (r)

Source: IRI U.S. FDMx, 52 weeks ended 7/2/06 and projection for 52 weeks ending 7/1/07. Mucinex(r) Mucinex(r) DM Mucinex(r) D Mucinex(r) Children's Liquids Mucinex(r) Children's Mini-Melts Delsym(r) 3.7 3.2 1.1 0.4 0.6 10.7% total 0.7 1.7 4.9 2.1 0.6 6.6% total FY 2006 FY 2007 Projected Adams is a major player in the total CCAS Category Dollar Share of C/C/A/S Category +4.1 points VYA Adult Mucinex +30%

Fiscal 2007 New Products Fiscal 2007 Fiscal 2006

Mucinex Core Equity Mucinex = Mucus Out

Loyal Consumer Base Of the consumers who use Mucinex... ~90% intend to buy it again ~30% try more than one type of Mucinex ~70% actually plan their purchase ~50% would rather make an additional trip to another store if their store did not have Mucinex Source: Proprietary on-line research conducted 12/06.

Mucinex Advertising Awareness High 51% 38% Advertising Awareness Mucinex ranks # 2; only Nyquil(r) higher at 55%. Ahead of Claritin(r) (44%) - despite 2x Mucinex spending during cough/cold season Surpasses both Robitussin(r) and Tylenol(r) - 33% Far exceeds level of other new brands - Airborne(r) (26%) and Zicam(r) (23%) Source: Millward Brown proprietary consumer tracking study. June '06 March '07 24% April '05

Ad Awareness the Key Driver of Overall awareness of Mucinex 69% 78% Brand Awareness Mucinex brand awareness of 78% is exceptional when compared to that of more established brands: Claritin(r) - 87%; Tylenol(r)/Robitussin(r)/Nyquil(r) - 97-99% Far exceeds the level achieved by other new brands: Airborne(r) (61%) and Zicam(r) (55%) Source: Millward Brown proprietary consumer tracking study. June '06 March '07 47% April '05

1. Pharmacy Times, 2007 OTC Survey of Pharmacists Recommendations conducted 10/06. 2. Proprietary Physician Tracking Study conducted 12/06. Strong Professional Following In a few short years, Mucinex has... Become #1 pharmacist recommended adult expectorant1 Achieved the highest satisfaction rate among PCPs2

90%+ of patients were pleased with Mucinex were pleased with Mucinex were pleased with Mucinex One week of treatment with Mucinex significantly improved all mucus-related symptoms Symptom Relief 100% 0 100% # of Patients COUGH EXCESS MUCUS NASAL CONGESTION THICK MUCUS CHEST CONGESTION 75.1 68.7 67.8 55.3 54.6 Mucinex 600 mg. - Patient Satisfaction Source: Proprietary in-house research. "Must Have" Study. 0

Consumer Advertising Professional Detailing Generates Consumer Awareness Generates Professional Recommendations Trial Purchase Satisfied Consumer Consumer/Professional: Working Together to Build Trial & Conversion

Top Three Influencers of Mucinex Trial Recommendations by healthcare professionals 49% Friend/family recommendation 31% TV advertising 28% Source: Proprietary consumer tracking study conducted 12/06.

Mucinex Adult Products Today 600 mg. guaifenesin-based 12 hour tablets Leading position in cough, cold and sinus segments Highly productive franchise

Introducing...The Next Major Addition to the Mucinex Franchise Addition to the Mucinex Franchise Addition to the Mucinex Franchise

Address consumer that demands maximum strength treatment options Expand franchise across any Upper Respiratory segment, Rx or OTC, that delivers consumer value through innovation and stays true to "mucus out" equity Mucinex Adult Products Where We Are Going OTC Rx

Market Research Confirms Need for Maximum Strength Product Key Findings* Majority of respondents were very interested in buying Maximum Strength Mucinex Majority prefer one tablet dose of Maximum Strength Mucinex Research also indicates that Mucinex franchise revenue should increase significantly with the addition of Maximum Strength Mucinex Source: Maximum Strength Mucinex Discrete Choice Study, 3/07. * Among both current Mucinex users and competitive product users

Maximum Strength Mucinex Strengthens the Mucinex Franchise Source: Maximum Strength Mucinex Discrete Choice Study, 3/07. Definitely / Probably "would buy" 58% 83% Total Category Users Mucinex Users Strong interest in Maximum Strength Mucinex among both non-users and current users Based upon key attributes important to consumers Long lasting / 12 hours Efficacious / works quickly Convenience / 1 pill dose

Mirrors Existing Consumer Behavior Preferred Mucinex Dosage for Mucinex and Non-Mucinex Users Source: Maximum Strength Mucinex Discrete Choice Study, 3/07. Source: Maximum Strength Mucinex Discrete Choice Study, 3/07. 63% of current Mucinex users take only one tablet per dose Majority of consumers would choose to take one 1200 mg tablet/dose T rading consumers up should achieve better outcomes

46% of the Volume for Maximum Strength Mucinex Comes From Competitive Brands 54% of the volume for Maximum Strength should come from current Mucinex products Most vulnerable competitors include: Vicks Nyquil(r)/Dayquil(r), 11%; Robitussin(r), 9%; Tylenol(r), 6% Source: Maximum Strength Mucinex Discrete Choice Study, 3/07. Source: Maximum Strength Mucinex Discrete Choice Study, 3/07.

Strong Potential for Maximum Strength In Year 1, Maximum Strength Mucinex is projected to achieve between $50MM and $70MM in consumption Approximately 40% of Maximum Strength Mucinex dollars expected to be incremental Total Adult Mucinex franchise is expected to grow in excess of 20% Source: Maximum Strength Mucinex Discrete Choice Study, 3/07.

Maximum Strength Potential Research indicates that over time, Maximum Strength Mucinex may represent 60% of Mucinex franchise sales Assumes: Full distribution Continued support Acceptability of tablet size Source: Maximum Strength Mucinex Discrete Choice Study, 3/07.

Marketing Maximum Strength Mucinex Dedicated TV commercial Focused Professional efforts targeted to doctors and pharmacists

Children's Mucinex Line

Children's Mucinex and Delsym expanded the category Children's CCAS Category Major Brands Performance Major Brands Performance Major Brands Performance $ % VYA $ Share Chg VYA +61.6 19.5 +3.4 +22.4 19.3 -1.7 +29.0 12.1 +0.4 n/a 8.3 8.3 +22.9 6.9 -0.6 -9.3 6.0 -2.8 +63.9 5.8 +1.1 -43.0 4.7 -6.3 +16.4 2.1 -0.3 -48.1 1.0 -1.6 Source: IRI, U.S. FDMx, 12 weeks ended 2/25/07. (r) (r) (r) (r) (r) (r) (r) (r)

Children's CCAS Brands Productivity Rank - $ Sales per SKU Avg # SKU's carried Dollar Sales Rank 6.1 1 1.5 7 3.3 4 5.0 3 10.1 2 3.8 5 3.7 8 5.0 6 1.6 10 2.4 9 $ Sales per SKU (MM) Source: IRI, U.S. FDMx, 12 weeks ending 2/25/07. (r) (r) (r) (r) (r) (r) (r) (r)

Children's Mucinex Products Today Immediate-release guaifenesin-based line Innovative form addressing consumer needs Highly productive line poised for a top place within segment

Introducing...The New Additions to the Children's Mucinex Line

Two New Indications Adding New Indications to the Children's Line 100 mg guaifenesin/ 5 mg dextromethorphan HBr Orange Creme flavor Congestion and cough "Cough" for Mini-Melts 100 mg guaifenesin/ 2.5 mg phenylephrine/5 ml Mixed Berry flavor Nasal congestion & Cough "Cold" for Liquids

Parents' product of choice for cough/cold relief for their children Technology-based point of difference Address convenience, compliance and efficacy needs Future introductions may not be limited to monographed OTC products Children's Mucinex Products Where We Are Going

Children's Mucinex Meets Consumer Needs Mini-Melt Cough and Liquid Cold formulations Cough is viewed as most disruptive symptom by parents* "Good taste" and "easy to take" are critical to compliance according to both moms and pediatricians* Cold indication represents multi-symptom relief Children's Mucinex is expected to grow in excess of 20% in consumption from FY07 to FY08 *Source: Millward Brown Consumer Tracker 1/07. 67

Children's Mucinex Marketing Support Dedicated TV commercial Focused Professional efforts targeted to pediatricians

Mucinex equity travels to a new market segment

Strong Equity Relevant To Consumers Established brand equity "Mucinex In, Mucus out.(tm)" Successful launch in children's segment indicates opportunity to extend Mucinex brand name All 4 SKUs rank among the top twenty-five; outselling established competitive liquids1 1IRI, FDMx, 4 weeks ended 2/25/07.

Introducing...

Mucinex Nasal Sprays Unique Benefits Full Force Effective nasal decongestant "Sensory signal" lets consumer know it is working "12 Hour Concentrated Vapor Technology" Moisture Smart Effective nasal decongestant Specially formulated to soothe irritated nasal membranes "12 Hour Membrane Hydration Technology" 77

Mucinex Nasal Sprays will compete in a $370MM OTC category Nearly a 50/50 split between medicated and non-medicated segments. IRI, FDMx 52 Wks Ended 12/31/06 $ Sales (MM) % Chg VYA Total Nasal Category $370 +7 Non-Medicated Sprays/Drops/Inhalers 194 +12 Medicated Sprays/Drops 177 +4 Mucinex Nasal Sprays

Proprietary research indicates that 64% of current Mucinex adult users who do not use other nasal sprays intend to purchase Mucinex Nasal Spray Importantly, these users will add this new product to their treatment regimen Mucinex Should Build Nasal Spray Category Source: Proprietary research conducted 12/06, % of respondents that stated (Definitely/Probably would buy). Category Expansion Higher Retail Revenue New Category Users

Mucinex Will Also Capture Existing Nasal Spray Consumers 57% of current nasal spray users also expressed intent to purchase Mucinex Nasal Spray Current Afrin(r) users potentially the largest source Mucinex adds value with 50% more product per unit Higher Retail Revenue Higher Mucinex Retail Ring Source: Proprietary research conducted 12/06, % of respondents that stated (Definitely/Probably would buy).

Mucinex Nasal Sprays Market Opportunity Expands Mucinex franchise into additional respiratory segment High percentage of cough /cold category sufferers also use nasal sprays Year 1 projected to achieve 4% - 5% dollar share of nasal sprays market. Leading Medicated Nasal Spray Brands 2006 Dollar Share Afrin(r) 16% Vicks Sinex(r) 6% Zicam(r) 3% 4 Way(r) 3% Goal: Become # 2 Brand by Year 2 Source: IRI, U.S. FDMx, 52 weeks ended 12/31/06.

Mucinex Nasal Sprays Marketing Support Dedicated TV commercial Consumer incentives to purchase both nasal spray and base Mucinex Professional efforts targeted to pharmacists

Mr. Mucus Highlights "Here's Mucus" - Mucinex DM "Wrap" - Mucinex SE "Painter" - Children's Mucinex Mini-Melts

Coming Soon: The New Adventures of Mr. Mucus

Delsym

Delsym Core Equity Delsym = 12 hour Cough Relief

Delsym Provides Unique Benefits The first and only OTC cough liquid that suppresses cough for 12 hours 4 hours longer than leading competitor Patented extended-release technology Great-tasting flavor

Delsym Adams acquired Delsym in June 2006 from UCB to: Increase critical mass within respiratory market and develop a strategic foothold in OTC cough syrup segment Leverage our core competency: synergistic consumer and professional marketing Gain access to an additional proprietary delivery technology Expected to grow brand sales to $45-60MM and achieve 15-20% market share of cough syrup segment for FY '07 On target to achieve these objectives

Source: IRI U.S. FDMx, 52 weeks ended 2/25/07. *4 weeks ended 12/31/06. Adams Acquired Delsym(r) Professional Promotion Began Consumer Advertising Began Delsym Consumption Reached New High +70% VYA Achieved all-time consumption high of 18.9% at peak* ahead of Robitussin(r) DM 101

Improved Delsym Packaging

Over 50% of Delsym users did not consider purchasing another brand to treat their cough 90% of purchasers plan to buy Delsym again Nearly 60% of users treated their cough with Delsym exclusively Delsym Users Highly Loyal to Brand Source: Proprietary on-line research conducted 12/06. High consumer satisfaction with product enables expansion within Cough Category

Delsym Where We Are Now Fastest-growing cough syrup brand Highly productive franchise Single-flavor focused for Adults and Children's

Introducing...The New Additions to the Delsym Line the Delsym Line the Delsym Line

Delsym Where We Are Going Building awareness and trial (significant upside potential) Franchise expansion that delivers against the core benefit of 12 hour relief Improved shelf presence

New Delsym Grape Flavor Grape line extension Flavor appeals to both children and adults Grape is #1 flavor in Children's segment with 39% of retail market* Available in both Adult 3 oz. and Children 3 oz. Same active ingredient and dosing as orange flavor * IRI, U.S. FDMx, 52 weeks ended 2/25/07.

Delsym Grape Should Attract New Users New grape variety provides greater choice to consumers for whom flavor is a trial motivator Fills an important flavor gap in the franchise Total Delsym consumption is expected to grow 15% to 20% in FY08

Delsym Marketing Support Dedicated TV commercial

Fiscal 2007 New Products Fiscal 2007 Fiscal 2006

Expansion Accelerates in FY08 Fiscal 2008